Exhibit 99.2
THIRD AMENDMENT TO CREDIT AGREEMENT
BY THIS THIRD AMENDMENT TO CREDIT DOCUMENTS (this “Amendment”), dated as of December 15, 2009, P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (“Borrower”), and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent, BANK OF AMERICA, N.A., a national banking association, as Syndication Agent, and WELLS FARGO BANK, N.A., a national banking association, as Documentation Agent and the Lenders party hereto, agree that the Credit Agreement dated August 31, 2007 between Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party thereto (the “Original Credit Agreement”), as amended by that certain First Amendment to Credit Agreement dated as of December 31, 2008 (the “First Amendment”), as further amended by that certain Second Amendment to Credit Agreement dated as of June 23, 2009 (the “Second Amendment”, and together with the Original Credit Agreement and the First Amendment, the “Credit Agreement”) is supplemented, amended and modified as set forth herein. All terms capitalized but not otherwise defined herein shall have the meanings set forth in the Credit Agreement.
1. Definition of “Commitment”. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that the definition of “Commitment” in the Credit Agreement is hereby amended to reflect a reduction in the Commitment from $150,000,000.00 to $75,000,000.00 and all of the Credit Documents are hereby deemed amended accordingly.
2. Definition of “Applicable Rate”. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that the pricing grid in the definition of “Applicable Rate” in the Credit Agreement is hereby amended and restated in its entirety as follows and the following rates shall apply from and after the date of this Amendment:

	ABR	Eurodollar	Facility Fee
Leverage Ratio	spread	spread	rate
Leverage Ratio I	0.0%	1.00%	0.15%
Leverage Ratio II	0.0%	1.25%	0.20%
Leverage Ratio III	0.0%	1.50%	0.25%
Leverage Ratio IV	0.25%	1.75%	0.30%
Leverage Ratio V	0.50%	2.00%	0.35%

3. Amendment to Section 2.09(d) of the Credit Agreement. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(d) Borrower may, provided no Default then exists, solicit incremental and new Commitments from Administrative Agent, the Lenders and/or third party financial institutions reasonably acceptable to the Administrative Agent in amounts that do not exceed in the aggregate $75,000,000.00. The Borrower shall notify Administrative Agent, in writing, of any election to increase the Commitments specifying such election and effective date thereof and covenanting that no Default then exists. No Lender’s Commitment shall be increased without such Lender’s prior written consent.”
4. Amendment to Section 6.04(d)(v) of the Credit Agreement. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Section 6.04(d)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(v) (A) on the date such Acquisition occurs and after giving effect to such Acquisition, the Leverage Ratio would not exceed 1.75 to 1.00, and Borrower has delivered a Compliance Certificate to Administrative Agent on or before such date of the Acquisition reflecting such compliance in form and substance satisfactory to Administrative Agent, and (B) that do not exceed in the aggregate $75,000,000.00 in cash and/or non-cash consideration during the term of this Agreement.”
5. Amendments to Section 6.04(e)(v) of the Credit Agreement. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Section 6.04(e)(v) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(v) on the date such Permitted Entity Investment occurs and after giving effect to such Permitted Entity Investment, the Leverage Ratio would not exceed 1.75 to 1.00, and Borrower has delivered a Compliance Certificate to Administrative Agent on or before such date of the Permitted Entity Investment reflecting such compliance in form and substance satisfactory to Administrative Agent.”
6. Amendment to Section 6.06 of the Credit Agreement. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Section 6.06 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.06 Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, unless, on the date of such Restricted Payment and after giving effect to such Restricted Payment, the Leverage Ratio would not exceed 1.75 to 1.00, and Borrower has delivered a Compliance Certificate to Administrative Agent on or before such date of the Restrictive Payment (or in the case of purchases of Equity Interests in the Borrower, not later than five (5) days after the month in which such purchase was made) reflecting such compliance in form and substance satisfactory to Administrative Agent.”

7. Amendment to Schedule 2.01. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Schedule 2.01 shall be replaced with the Schedule 2.01 attached hereto.
8. Schedule 1 to Compliance Certificate. Borrower, Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto hereby agree that Schedule 1 to the Compliance Certificate is hereby replaced with the Schedule 1 attached hereto as Exhibit “A”.
9. Amendment and Restatement of Notes. As a condition precedent to this Amendment, each of the Notes shall be amended and restated in form and substance attached hereto as Exhibit “B” and the definition of “Note” in the Credit Agreement and other Credit Documents shall be deemed amended to refer to the amended and restated notes attached hereto as Exhibit “B”.
10. Ratification. The Credit Documents are ratified and affirmed by Borrower and shall remain in full force and effect as modified herein. Any property or rights to or interests in property granted as security in the Credit Documents shall remain as security for the Loan and the obligations of Borrower in the Credit Documents, except as modified herein.
11. Representations and Warranties. Borrower represents and warrants to Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Credit Agreement, (b) the representations and warranties in the Credit Agreement are true and correct as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement or obligation by which Borrower is bound, and (d) this Amendment is within Borrower’s power, has been duly authorized, and does not conflict with Borrower’s certificate of incorporation or bylaws.
12. Successors and Assigns; Counterparts. This Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns. This Amendment may be executed in counterparts.
13. Effect of Agreement. Except as provided in this Amendment, and any documents, agreements and/or instruments executed in connection with this Amendment, all of the terms and conditions of the Credit Documents shall remain in full force and effect.
14. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

15. Laws Applicable. To the maximum extent permitted by law, this Amendment shall be governed by and construed in accordance with the laws of the State of Arizona, without regard to its conflicts of law principles.
16. Scope of Agreement. The execution of this Amendment shall not release Borrower or Guarantors from liability of any kind. This Amendment does not attempt to settle, and will in no way affect, compromise, release, waive, settle, discharge or diminish any of the rights or remedies (i) of any individual or entity who is not a party to this Amendment, or (ii) involving any obligations, property, transactions or subject matter not included within this Amendment. It is the express intent and agreement of the Borrower and Guarantors that there are no third-party beneficiaries of this Amendment.
17. Acknowledgements. The Borrower and Guarantors acknowledge that Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party hereto are entering into this Amendment in reliance on the truth and accuracy of the representations and warranties in this Amendment. Despite any past or future acceptance of late or partial installment payments, any prior reinstatement, any prior negotiations, or any other actual or implied forbearance of any nature by Administrative Agent, Syndication Agent, Documentation Agent and/or any of the Lenders party hereto, time remains of the essence of this Amendment and of the Credit Documents.
18. Costs and Expenses. All costs and expenses of Administrative Agent and each of the Lenders in connection with this Amendment shall be paid by Borrower.
19. Modification Fee. The Borrower hereby agrees to pay to each of the Lenders who execute this Amendment, on or before the date of this Amendment, a modification fee equal to 0.05% of its respective reduced Commitment.
[Signature blocks appear on the following pages.]

DATED as of the date first set forth above.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, Co-CEO

JPMORGAN CHASE BANK, N.A., a national banking association, as a Lender and as Administrative Agent
By:	/s/ Anna C. Ruiz
	Name:	Anna C. Ruiz
	Title:	Vice President

BANK OF AMERICA, N.A., a national banking association, as a Lender and as Syndication Agent
By:	/s/ Angelo Maragos
	Name:	Angelo Maragos
	Title:	Vice President

WELLS FARGO BANK, N.A., a national banking association, as a Lender and as Documentation Agent
By:	/s/ Darcy McLaren
	Name:	Darcy McLaren
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION, a national banking association, as a Lender
By:	/s/ Blake Malia
	Name:	Blake Malia
	Title:	Vice President

FIFTH THIRD BANK, a national banking association, as a Lender
By:	/s/ Gary Losey
	Name:	Gary Losey
	Title:	Vice President

CONSENT AND AGREEMENT OF GUARANTORS
The undersigned Guarantors have each executed a Continuing Guarantee dated August 31, 2007 (each, a “Continuing Guaranty”) in favor of Administrative Agent, Syndication Agent, Documentation Agent and the Lenders party thereto as such terms are defined in the foregoing Third Amendment to Credit Documents (the “Amendment”). Guarantors hereby consent and agree to the modifications and all other matters contained in the Amendment. Each Continuing Guarantee is continued in full force and effect and shall remain unaffected and unchanged except as amended and modified by the Amendment. Each Continuing Guarantee is hereby ratified and reaffirmed, and Guarantor specifically acknowledges the validity and enforceability thereof.

PEI WEI ASIAN DINER, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, CEO

PFCCB ADMINISTRATION, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, CEO

PFCCB SHARED CORPORATE SERVICES, INC., an Arizona corporation
By:	/s/ Richard Federico
Richard Federico, President

PFCCB GIFT CARD, INC., an Arizona corporation
By:	/s/ Richard Federico
Richard Federico, President

PFCCB PINNACLE PEAK LLC, an Arizona limited liability company
By:	P.F. Chang’s China Bistro, Inc.
its sole member

By:	/s/ Richard Federico
Richard Federico, Co-CEO

PFCCB EQUIPMENT, LLC, a Delaware limited liability company
By:	P.F. Chang’s China Bistro, Inc.
its sole member

By:	/s/ Richard Federico
Richard Federico, Co-CEO

PFCCB LICENSING, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, Co-CEO

PFCCB RETAIL, INC., a Delaware corporation
By:	/s/ Mark Mumford
Mark Mumford, CFO

SCHEDULE 2.01
COMMITMENTS

Commitments
Revolving Credit
Exposure
December 15,
Lenders	2009

1. JPMorgan Chase Bank, N.A., as Administrative Agent 201 North Central Avenue 21st Floor Phoenix, Arizona 85004 Attn: Commercial Banking Group, AZ1-1178	$20,000,000.00

2. Bank of America, N.A., as Syndication Agent	$15,000,000.00

3. Wells Fargo Bank, N.A., as Documentation Agent	$15,000,000.00

4. U.S. Bank National Association	$12,500,000.00

5. Fifth Third Bank	$12,500,000.00

Total Commitments	$75,000,000.00

Maximum Aggregate Commitments	$75,000,000.00

Exhibit “A”
SCHEDULE I to Compliance Certificate
of P.F. Chang’s China Bistro, Inc.
as of __________________ (Compliance Date)

I. FINANCIAL COVENANTS (Section 6.09 of the Credit Agreement).

A. LEVERAGE RATIO (Section 6.09(a) of the Credit Agreement).

(1) Total Indebtedness as of the Compliance Date:		(000’s)

(a) obligations for borrowed money:	$

(b) obligations evidenced by bonds, debentures, notes or similar instruments:	$

(c) obligations upon which interest customarily paid:	$

(d) conditional sale/title retention agreements if liability per GAAP:	$

(e) deferred purchase price (excluding current accounts payable and other accrued liabilities and contingent payments) if liability per GAAP:	$

(f) secured Indebtedness:	$

(g) Guarantees:	$

(h) Capital Lease Obligations and other Lease Obligations:	$

(i) obligations in respect of bankers’ acceptances:	$

(j) obligations as account party in respect of letters of credit and letters of guaranty:	$

(k) Net Mark-to-Market Exposure:	$

(l) Other:	$

(m) Indebtedness (Sum of (a) — (l)):	$

(2) EBITDA for the four fiscal quarters most recently ended:			($000’s)

(a) Net Income for such period:		$

(b) amounts deducted in the computation thereof for (i) Interest Expense, (ii) Federal, state and local income taxes and (iii) depreciation and amortization:	+	$

(c) non-cash charges resulting from adoption of FASB 123 if required to be recorded as expense:	+	$

(d) other non-recurring expenses reducing Net Income which do not represent a cash item:	+	$

(e) Federal, state, local and foreign income tax credits:	-	$

(f) all non-cash items increasing Net Income:	-	$

(g) EBITDA (Sum of Line A(2)(a) through Line A(2)(f)):	=	$

(3) Leverage Ratio (Ratio of Line A(1)(m) to Line A(2)(g):			_____ to 1.00

(4) Maximum Total Leverage Ratio for any fiscal quarter:			2.50 to 1.00

B. MINIMUM FIXED CHARGE COVERAGE RATIO (Section 6.09.02 of the Credit Agreement).

(1) EBITDAR for the four fiscal quarters most recently ended:			($000’s)

(a) EBITDA (Line A(2)(g):		$

(b) Maintenance Capital Expenditures:	-	$

(c) Rental Expense:	+	$

(d) minority interest expense:	+	$

(e) imputed partner bonus expense:	+	$

(f) EBITDAR (Sum of Line B(1)(a) through Line B(1)(e)):	=	$

(2) Fixed Charges for the four fiscal quarters most recently ended:			($000’s)

(a) Interest Expense:	+	$

(b) Rental Expense (Line B(1)(c)):	+	$

(c) expense for taxes:	+	$

(d) required repayment of principal of Indebtedness:		$

(e) distributions to minority partners:	+	$

(f) Fixed Charges (Sum of Line B(2)(a) through Line B(2)(e)):	=	$

(3) Fixed Charge Coverage Ratio (Ratio of Line B(1)(f) to Line B(2)(f)):			_____ to 1.00

(4) Minimum Fixed Charge Coverage Ratio for any fiscal quarter:			1.25 to 1.00

II. OTHER MISCELLANEOUS PROVISIONS.

A. INDEBTEDNESS (Section 6.01 of the Credit Agreement).

(1) Indebtedness to finance the acquisition of personal property (Maximum: $3,000,000):		$

(2) unsecured Indebtedness to finance the acquisition of partnership interests (Maximum: $20,000,000):		$

(3) other unsecured Indebtedness permitted by Section 6.01 (Maximum: $3,000,000):		$

B. INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. (Section 6.04 of the Credit Agreement).

(1) Permitted Entity Investments (Only if Leverage Ratio (as defined in (I)(A) above) does not exceed 1.75 to 1.00):			_____ to 1.00

(2) Permitted Acquisitions Only if:

(a) Maximum: $75,000,000 cash and/or non-cash during the term of this Agreement:		$

(b) Leverage Ratio (as defined in (I)(A) above) does not exceed 1.75 to 1.00:			_____ to 1.00

C. RESTRICTED PAYMENTS. (Section 6.06 of the Credit Agreement).

(1) Only if Leverage Ratio (as defined in (I)(A) above) does not exceed 1.75 to 1.00:			_____ to 1.00

AMENDED AND RESTATED NOTE
(Revolving Loans)

$20,000,000.00	December 15, 2009
P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of JPMORGAN CHASE, N.A. (the “Lender”) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMORGAN CHASE BANK, N.A., as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Maturity Date.
Borrower agrees to an effective rate of interest that is the rate described above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 31, 2007 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Security Documents and guaranteed pursuant to the Continuing Guarantees, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

This Note is delivered by Borrower in substitution and replacement of that certain Note (Revolving Loans) dated August 31, 2007 in the original principal amount of $40,000,000.00, as amended from time to time (as amended from time to time, the “Prior Note”), and evidences an amendment, statement, continuation and renewal of the indebtedness evidenced by the Prior Note. Borrower hereby acknowledges and agrees that the indebtedness evidenced by the Prior Note is part of the indebtedness evidenced by this Note, has not been repaid in full or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be entitled to all security and collateral to which the Prior Note is entitled without change or diminution in the priority of any lien or security interest previously granted to secure the Prior Note.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation

By:	/s/ Richard Federico Richard Federico, Co-CEO

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
AMENDED AND RESTATED NOTE OF P.F. CHANG’S CHINA BISTRO, INC.
DATED December 15, 2009

	Principal	Maturity of	Principal
Date	Amount of Loan	Interest Period	Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE
(Revolving Loans)

$15,000,000.00	December 15, 2009
P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of BANK OF AMERICA, N.A. (the “Lender”) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMORGAN CHASE BANK, N.A., as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Maturity Date.
Borrower agrees to an effective rate of interest that is the rate described above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 31, 2007 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Security Documents and guaranteed pursuant to the Continuing Guarantees, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
This Note is delivered by Borrower in substitution and replacement of that certain Note (Revolving Loans) dated August 31, 2007 in the original principal amount of $30,000,000.00, as amended from time to time (as amended from time to time, the “Prior Note”), and evidences an amendment, statement, continuation and renewal of the indebtedness evidenced by the Prior Note. Borrower hereby acknowledges and agrees that the indebtedness evidenced by the Prior Note is part of the indebtedness evidenced by this Note, has not been repaid in full or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be entitled to all security and collateral to which the Prior Note is entitled without change or diminution in the priority of any lien or security interest previously granted to secure the Prior Note.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, Co-CEO

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
AMENDED AND RESTATED NOTE OF P.F. CHANG’S CHINA BISTRO, INC.
DATED December 15, 2009

	Principal	Maturity of	Principal
Date	Amount of Loan	Interest Period	Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE
(Revolving Loans)

$15,000,000.00	December 15, 2009
P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of WELLS FARGO BANK, N.A. (the “Lender”) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMORGAN CHASE BANK, N.A., as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Maturity Date.
Borrower agrees to an effective rate of interest that is the rate described above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 31, 2007 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Security Documents and guaranteed pursuant to the Continuing Guarantees, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
This Note is delivered by Borrower in substitution and replacement of that certain Note (Revolving Loans) dated August 31, 2007 in the original principal amount of $30,000,000.00, as amended from time to time (as amended from time to time, the “Prior Note”), and evidences an amendment, statement, continuation and renewal of the indebtedness evidenced by the Prior Note. Borrower hereby acknowledges and agrees that the indebtedness evidenced by the Prior Note is part of the indebtedness evidenced by this Note, has not been repaid in full or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be entitled to all security and collateral to which the Prior Note is entitled without change or diminution in the priority of any lien or security interest previously granted to secure the Prior Note.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, Co-CEO

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
AMENDED AND RESTATED NOTE OF P.F. CHANG’S CHINA BISTRO, INC.
DATED December 15, 2009

	Principal	Maturity of	Principal
Date	Amount of Loan	Interest Period	Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE
(Revolving Loans)

$12,500,000.00	December 15, 2009
P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of U.S. BANK NATIONAL ASSOCIATION (the “Lender”) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMORGAN CHASE BANK, N.A., as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Maturity Date.
Borrower agrees to an effective rate of interest that is the rate described above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 31, 2007 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Security Documents and guaranteed pursuant to the Continuing Guarantees, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
This Note is delivered by Borrower in substitution and replacement of that certain Note (Revolving Loans) dated August 31, 2007 in the original principal amount of $25,000,000.00, as amended from time to time (as amended from time to time, the “Prior Note”), and evidences an amendment, statement, continuation and renewal of the indebtedness evidenced by the Prior Note. Borrower hereby acknowledges and agrees that the indebtedness evidenced by the Prior Note is part of the indebtedness evidenced by this Note, has not been repaid in full or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be entitled to all security and collateral to which the Prior Note is entitled without change or diminution in the priority of any lien or security interest previously granted to secure the Prior Note.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, Co-CEO

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
AMENDED AND RESTATED NOTE OF P.F. CHANG’S CHINA BISTRO, INC.
DATED December 15, 2009

	Principal	Maturity of	Principal
Date	Amount of Loan	Interest Period	Amount Paid	Unpaid Balance

AMENDED AND RESTATED NOTE
(Revolving Loans)

$12,500,000.00	December 15, 2009
P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation (the “Borrower”), promises to pay to the order of FIFTH THIRD BANK (the “Lender”) the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in immediately available funds at the main office of JPMORGAN CHASE BANK, N.A., as Administrative Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Revolving Loans in full on the Revolving Loan Maturity Date.
Borrower agrees to an effective rate of interest that is the rate described above plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with this Note.
The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Revolving Loan and the date and amount of each principal payment hereunder.
This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of August 31, 2007 (which, as it may be amended or modified and in effect from time to time, is herein called the “Agreement”), among the Borrower, the lenders party thereto, including the Lender, and JPMorgan Chase Bank, N.A., as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is secured pursuant to the Security Documents and guaranteed pursuant to the Continuing Guarantees, all as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.
This Note is delivered by Borrower in substitution and replacement of that certain Note (Revolving Loans) dated August 31, 2007 in the original principal amount of $25,000,000.00, as amended from time to time (as amended from time to time, the “Prior Note”), and evidences an amendment, statement, continuation and renewal of the indebtedness evidenced by the Prior Note. Borrower hereby acknowledges and agrees that the indebtedness evidenced by the Prior Note is part of the indebtedness evidenced by this Note, has not been repaid in full or extinguished and that the execution hereof does not constitute a novation of the Prior Note. Moreover, this Note shall be entitled to all security and collateral to which the Prior Note is entitled without change or diminution in the priority of any lien or security interest previously granted to secure the Prior Note.

P.F. CHANG’S CHINA BISTRO, INC., a Delaware corporation
By:	/s/ Richard Federico
Richard Federico, Co-CEO

SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
TO
AMENDED AND RESTATED NOTE OF P.F. CHANG’S CHINA BISTRO, INC.
DATED December 15, 2009

	Principal	Maturity of	Principal
Date	Amount of Loan	Interest Period	Amount Paid	Unpaid Balance